                                 EXHIBIT 10.18

                                     Lease
                                (Build to Suit)



                        City of Watsonville (Landlord)
                         California Tube Labs (Tenant)



                                  June, 1995

                                    10.18-1

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________


                               Table of Contents

1.1. Parties........................................................  10.18-6

1.2. Premises.......................................................  10.18-6

1.3. Term...........................................................  10.18-6
1.3.1. Initial term.................................................  10.18-6
           1.3.1.1. Duration........................................  10.18-6
           1.3.1.2. Commencement Date...............................  10.18-6
           1.3.1.3. Surrender of Premises...........................  10.18-7
1.3.2. Option(s) to renew on same terms.............................  10.18-7
           1.3.2.1. Option rent to be set by appraisal..............  10.18-7
           1.3.2.2. Exclusivity.....................................  10.18-9

1.4. Rent...........................................................  10.18-9
1.4.1. Base rent....................................................  10.18-9
           1.4.1.1. Annual Cost of Living Adjustment................  10.18-9
           1.4.1.2. Manner of payment............................... 10.18-10
           1.4.1.3. Where paid...................................... 10.18-10
           1.4.1.4. Late payment penalty............................ 10.18-10
           1.4.1.5. Interest on late rent installments.............. 10.18-11
1.4.2. Taxes........................................................ 10.18-11
           1.4.2.1. Tax obligation(s)............................... 10.18-11
           1.4.2.2. Proration of Tenant's Tax Liability............. 10.18-12
1.4.3. Utilities.................................................... 10.18-12
1.4.4. Insurance.................................................... 10.18-12
           1.4.4.1. Policies to be maintained....................... 10.18-12
               1.4.4.1.1. Comprehensive General Liability Insurance. 10.18-12
               1.4.4.1.2. Fire and Property Damage Insurance........ 10.18-13
           1.4.4.2. Quality of insurance companies.................. 10.18-14
           1.4.4.3. Adjustment of insurance limits.................. 10.18-15
           1.4.4.4. Evidence of Insurance........................... 10.18-15
           1.4.4.5. Waiver of subrogation........................... 10.18-15
           1.4.4.6. Notice of Changes in Policy..................... 10.18-15
           1.4.4.7. Assignment of Policies.......................... 10.18-15

                                    10.18-2

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

1.4.5. Janitorial and Landscaping Services........................... 10.18-16
1.4.6. Security...................................................... 10.18-16
1.4.7. Other Expenses................................................ 10.18-16

1.5. Restrictions on Use............................................. 10.18-16
1.5.2. Prohibited uses............................................... 10.18-16
           1.5.3. Compliance with rules, regulations and laws........ 10.18-17
1.5.4. Landlord's right to grant easements........................... 10.18-17
1.5.5. Signs......................................................... 10.18-18
1.5.6. Height restriction............................................ 10.18-18
1.5.7. Parking restrictions.......................................... 10.18-18
1.5.8. Closure of Airport in an Emergency............................ 10.18-18
1.5.9. Right of Landlord to Enter for Inspection..................... 10.18-19
1.5.10. Discrimination............................................... 10.18-19
           1.5.10.1. Discrimination prohibited....................... 10.18-20
           1.5.10.2. Enforcement of Nondiscrimination Clause......... 10.18-20
1.5.11. Nondiscrimination............................................ 10.18-20
           1.5.11.1. Remedy for Discrimination....................... 10.18-21
1.5.12. Reservation of Right to operate Airport...................... 10.18-21
1.5.13. Airport Development.......................................... 10.18-22
1.5.14. Special Events............................................... 10.18-22
1.5.15. Subordination to Future FAA Agreements....................... 10.18-22
1.5.16. Notice to Federal Aviation Administration.................... 10.18-22
1.5.17. Non-Exclusive Right.......................................... 10.18-23

1.6.   Improvements to Leasehold..................................... 10.18-23
1.6.1. Construction.................................................. 10.18-23
1.6.2. Permitted Construction........................................ 10.18-23
1.6.3. Conditions precedent to major construction.................... 10.18-23
1.6.4. New Construction Completion Date.............................. 10.18-24
1.6.5. Protection of Landlord against Cost or Claims
       associated with Tenant's improvements........................  10.18.24
1.6.6. Notice of Completion on Tenant's improvements................. 10.18-25
1.6.7. Ownership of Improvements..................................... 10.18-25
1.6.8. Alterations and Additions..................................... 10.18-25
1.6.9. Repairs....................................................... 10.18-26

                                    10.18-3

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

1.7. Maintenance..................................................... 10.18-26
1.7.1. Landlord's obligations........................................ 10.18-26
1.7.2. Tenant's obligations.......................................... 10.18-27

1.8. No Subordination................................................ 10.18-28

1.9. Assignment and Subletting....................................... 10.18-28

1.10. Waiver of Damages and Indemnification.......................... 10.18-29

1.11. Hazardous Materials............................................ 10.18-29
1.11.1. Soil Conditions.............................................. 10.18-29
           1.11.1.1. Hazardous Substances............................ 10.18-30
           1.11.1.2. Indemnification by City......................... 10.18-30
           1.11.1.3. Indemnification by Tenant....................... 10.18-31
           1.11.1.4. Indemnification Survives Lease.................. 10.18-31
           1.11.1.5. No Warranty of Current Condition................ 10.18-31

1.12. Breach......................................................... 10.18-32
1.12.1. Remedies..................................................... 10.18-32
1.12.2. Holding Over................................................. 10.18-33
1.12.3. Abandonment.................................................. 10.18-33
1.12.4. Dispute resolution........................................... 10.18-33
           1.12.4.1. Mediation....................................... 10.18-33
           1.12.4.2. Arbitration..................................... 10.18-33
           1.12.4.3. Attorneys' and arbitrator's fees; costs......... 10.18-35
           1.12.4.4. Choice of Venue................................. 10.18-35

1.13. Quiet Enjoyment................................................ 10.18-35
1.13.1. Landlord representations..................................... 10.18-35
           1.13.1.1. Acceptance of aircraft operations............... 10.18-35
           1.13.1.2. Hold harmless................................... 10.18-36

1.14. Notices........................................................ 10.18-36

1.15. Recordation.................................................... 10.18-36

                                    10.18-4

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

1.16. Condemnation................................................... 10.18-37

1.17. Affirmative Action............................................. 10.18-37

1.18. Subordination to Future Agreements............................. 10.18-37

1.19. Notice to Federal Aviation Administration...................... 10.18-37

1.20. Non-exclusive Right............................................ 10.18-38

1.21. First Source Hiring Agreement.................................. 10.18-38

1.22. General Provisions............................................. 10.18-38
1.22.1. Waiver....................................................... 10.18-38
1.22.2. Interpretation of covenants and conditions................... 10.18-38
1.22.3. Law of California controls................................... 10.18-39
1.22.4. Heirs, devisees, successors & assigns........................ 10.18-39
1.22.5. Time of the Essence.......................................... 10.18-39
1.22.6. Approval and consent......................................... 10.18-39
1.22.7. Evidence of Corporation's assent............................. 10.18-39
1.22.8. Real Estate Brokers and Finders.............................. 10.18-39
1.22.9. Exhibits incorporated by reference........................... 10.18-40
1.22.10. Integrated agreement........................................ 10.18-40
1.22.11. Negation of Partnership..................................... 10.18-40
1.22.12. No third party beneficiaries................................ 10.18-40
2. Signatures........................................................ 10.18-41

                                    10.18-5

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

     1.1. PARTIES.

THIS LEASE made and entered into this 14th day of June, between the City of Watsonville, a municipal corporation, hereafter called "Landlord," and California Tube Laboratory, Inc., a corporation, hereafter called "Tenant."

     1.2. PREMISES.

Landlord hereby leases to Tenant and Tenant hereby hires from Landlord all that certain real property described on Exhibit "A" and depicted on Exhibit "B" attached hereto, situated at 125 Aviation Way, Watsonville Municipal Airport, City of Watsonville, and the improvements to be constructed in accordance with Exhibit "C," upon the terms and subject to conditions hereinafter set forth. The real property and improvements described on Exhibits A, B and C are hereafter referred to as "Premises."

     1.3. TERM.

          1.3.1.    INITIAL TERM.

                    1.3.1.1.  DURATION.

The term of this Lease shall be fifteen (15) years, which term shall commence on the Commencement Date as defined in this next succeeding section of this lease, and expire on the fifteenth anniversary thereof, unless sooner terminated pursuant to this Lease.

                    1.3.1.2.  COMMENCEMENT DATE.

Tenant's obligation to pay rent shall begin on the Commencement Date. The Commencement Date is the date the improvements described in Exhibit B of this lease are completed. Completed means achieving a point in construction of the improvements described in Exhibit B so that such Landlord improvements are functional and the only work necessary to be completed by Landlord consists of "punch list" items. Tenant's taking possession of the Premises on the Commencement Date shall constitute Tenant's acknowledgment that the premises are in good and acceptable condition except for the punch list items If the Commencement Date or Ending Date of the Lease are other than the first day of the month, the rent shall be prorated for that month.

                                    10.18-6

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

     Immediately after Tenant takes possession of the premises on the Commencement Date, Tenant shall at its cost install Tenant's improvements in the Premises which are those items listed in Exhibit "C."

               1.3.1.3.  SURRENDER OF PREMISES.

Tenant agrees to surrender the Premises at the termination of the tenancy herein created in the same condition as the Premises were in at the beginning of the tenancy, reasonable use and wear thereof and damage by act of God or the elements excepted. The voluntary or other surrender of this Lease by Tenant or a mutual cancellation thereof shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to Landlord of any or all such sublease or subtenancies.

          1.3.2.  OPTION(S) TO RENEW ON SAME TERMS.

Tenant shall have the option to renew this Lease, under the same terms and conditions for three (3) additional successive five (5) year terms on the condition that (i) Tenant provide Landlord with written notice of its intent to exercise the option (the "Option Notice") no sooner than eighteen and no later than twelve months before expiration of the previous term and (ii) that the Option may not be exercised while Tenant is in breach of any term or condition of this Lease.

               1.3.2.1.  OPTION RENT TO BE SET BY APPRAISAL.

The Landlord and Tenant shall have 90 days after Landlord receives the Option Notice in which to agree on minimum monthly rent during the first year of each term for which the Option is properly and validly exercised. If the parties agree on the monthly rent for the extended term during that period, they shall immediately execute an amendment to this lease stating the minimum monthly rent during the first year of the succeeding term for which the Option was exercised. Rent during each of the succeeding four years of any extended term thereafter be adjusted as provided in this Lease.

If the parties are unable to agree on the minimum monthly rent for the extended term within that period, then within 10 days after the expiration of that period each party, at its cost and by giving notice to the other party, shall appoint a real estate appraiser with at least 5 years' full-time commercial appraisal experience in the area in which the premises are located to appraise and set the minimum monthly rent for the extended term. If a party does not appoint

                                    10.18-7

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

an appraiser within 10 days after the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set the minimum monthly rent for the extended term. If the two appraisers are appointed by the parties as stated in this paragraph, they shall meet promptly and attempt to set the minimum monthly rent for the extended term. If they are unable to agree within 30 days after the second appraiser has been appointed, they shall attempt to elect a third appraiser meeting the qualifications stated in this paragraph within 10 days after the last day the two appraisers are given to set the minimum monthly rent. If they are unable to agree on the third appraiser, either of the parties to this lease by giving 10 days' notice to the other party can file a petition with the American Arbitration Association solely for the purpose of selecting a third appraiser who meets the qualifications stated in this paragraph. Each party shall bear half the cost of the American Arbitration Association appointing the third appraiser and of paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party.

Within 30 days after the selection of the third appraiser, a majority of the appraisers shall set the minimum monthly rent for the extended term. If a majority of the appraisers are unable to set the minimum monthly rent within the stipulated period of time, the three appraisals shall be added together and their total divided by three; the resulting quotient shall be the base monthly rent for the premises during the first year of the extended term.

In setting the base monthly rent for the first year of the extended term, the appraiser or appraisers shall consider the highest and best use for the premises without regard to the restriction on use of the premises contained in this lease.

If, however, the low appraisal and/or the high appraisal is more than 10% lower and/or higher than the middle appraisal, the low appraisal and/or the high appraisal shall be disregarded. If only one appraisal is disregarded, the remaining two appraisals shall be added together and their total divided by two; the resulting quotient shall be the minimum monthly rent for the premises during the extended term. If both the low appraisal and the high appraisal are disregarded as stated in this paragraph, the middle appraisal shall be the base monthly rent for the premises during the first year of the extended term.

After the base monthly rent for the first year of the extended term has been set, the appraisers shall immediately notify the parties. If Tenant objects to the base monthly rent that has been set, Tenant shall have the right to have this lease expire at the end of the term, provided that Tenant pays all the costs of the Landlord and Tenant in connection with the appraisal procedure

                                    10.18-8

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

that set the base monthly rent. Tenant's election to allow this Lease to expire at the end of the term must be exercised within 10 days after receipt of notice from the appraisers of the minimum monthly rent for the extended term. If Tenant does not exercise its election within the 10-day period, the term of this lease shall be extended as provided in this section.

               1.3.2.2.  EXCLUSIVITY.

Tenant shall have no right to extend the term of the lease other than as set forth herein.

     1.4. RENT.

          1.4.1.  BASE RENT.

Tenant shall pay to Landlord as a base minimum rent without deduction, setoff, prior notice or demand, but subject to annual adjustment as provided herein, the sum of sixty-eight cents ($.68) per square foot per month.

The building to be built for tenant is expected to have an area of approximately twenty-one thousand six hundred square feet; however, the actual area will be determined by the architect at the commencement of construction. If the area is 21,600 square feet, then the base rent for the initial month of the initial term will be fourteen thousand six hundred and eighty-eight dollars ($14,688) per month ($.68 x 21,600 SF).

               1.4.1.1.  ANNUAL COST OF LIVING ADJUSTMENT.

The base rent shall be subject to adjustment at the commencement of the first
(1st) year anniversary date of the Lease term, and every year thereafter on the anniversary date of the Lease term ("the adjustment date"), as follows:

The base for computing the adjustment is the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index, "San Francisco - Oakland - San Jose," which is computed from April to April each year and published in May of each year. If the index published nearest the adjustment date ("Extension Index") has increased over the "Beginning Index," the monthly rent for the following year shall be set by multiplying the monthly rent by a fraction, the numerator of which is the Extension Index and the denominator of which is the Beginning Index. The "Beginning Index" is defined as the base rent as set forth in this Lease until the first adjustment is made after one (1) year, and as thereafter defined as the new monthly

                                    10.18-9

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

rent thereafter established, after each adjustment date for each year of the remaining Lease term. On adjustment of the monthly rent for each year period, the parties shall immediately execute an amendment to the Lease stating the new monthly rent.

If on any rental adjustment date there shall not exist a Consumer Price Index in the same format as recited herein, the parties shall substitute the Consumer Price Index for all Urban Consumers provided such index has been so revised or changed in such a way as to affect the direct comparability of such revised or changed index published by the Bureau of Labor Statistics or similar or successor governmental agency as may then be in existence and most nearly equivalent thereto (i.e., the Wholesale Price Index). If the parties are unable to agree on a successor index, then the parties shall refer the choice of the successor index to arbitration in accordance with rules of the American Arbitration Association.

Notwithstanding the provisions for adjustment contained in this subsection of the lease, the annual rent adjustment shall under no circumstances increase less than three percent (3%) or more than four and one-half percent (4.5%) in any one year.

               1.4.1.2.  MANNER OF PAYMENT.

All rental payments shall be paid monthly, in advance, on the first day of each month, free from all claims and demands against Landlord of any kind or nature or description whatsoever and without deduction or offset, commencing on the date the Lease term commences, and continuing during the term.

               1.4.1.3.  WHERE PAID.

All rent shall be paid to Landlord at the address to which notices to the Landlord are given.

               1.4.1.4.  LATE PAYMENT PENALTY.

Each rental installment is due and payable in advance on the first day of the month and delinquent if not received by the Landlord by the fifth day of the month. A late payment penalty of ten percent (10%) of the rental installment due shall be paid by Tenant on each installment which is delinquent.

                                   10.18-10

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

               1.4.1.5.  INTEREST ON LATE RENT INSTALLMENTS.

Interest shall accrue on any installment of rent and/or late payment penalties not paid when due after thirty days. The rate of interest shall be the highest legal rate. Such interest shall be compounded monthly.

          1.4.2.  TAXES.

               1.4.2.1.  TAX OBLIGATION(S).

Tenant shall pay as additional rent all taxes, assessments and licenses levied, imposed or required by any governmental subdivision, body or authority on or in respect to:

(a) Any improvements or property placed on the Premises by Landlord or Tenant or any person with Tenant's permission except that if curbs, gutters or sidewalks are constructed on Aviation Way by or at the direction of the City of Watsonville, Landlord, not Tenant, shall be responsible for the costs of such construction;

(b) The use, occupancy or possessory rights in the Premises. Landlord, pursuant to Section 107.6 of the State Revenue and Taxation Code, hereby gives notice that the interest of Tenant in this Lease may be subject to property taxation as a possessory interest. By signing this Lease, Tenant acknowledges that it is aware of such tax and agrees to pay same when due.

(c)  Any business, activity or transaction conducted thereon by Tenant.

(d)  City license(s).

(e) Any taxes, fees, assessments, license fees, and other charges that are levied and/or assessed against Tenant's personal property installed or located in or on the Premises, whether or not same that become payable during the term of this Lease or while Tenant continues in possession of the Premises. On demand by Landlord, Tenant shall furnish landlord with satisfactory evidence of these payments.

(f) If any general or special assessment is levied and assessed against the building, other improvements, or land of which the Premises are a part, Tenant or Landlord can elect to either pay the assessment in full or allow the assessment to go to bond. If Landlord

                                   10.18-11
     pays the assessment in full, Tenant shall pay to Landlord each time a payment of possessory use taxes is made a sum equal to that which would have been payable (as both principal and interest) had Landlord allowed the assessment to go to bond. If the assessment goes to bond, the bond shall be paid by Tenant according to a time schedule required by the Santa Cruz County Tax Collector.

               1.4.2.2.  PRORATION OF TENANT'S TAX LIABILITY.

Tenant's liability to pay taxes shall be prorated, if necessary, on the basis of a 365-day year to account for any fractional portion of a fiscal tax year included in the term at its commencement and/or expiration.

          1.4.3.  UTILITIES.

Tenant shall make arrangements for and pay all water, gas, heat, light, power, telephone service, garbage, cable, information and/or any other services supplied to the Premises, including installation and connection charges associated with such services from the main source thereof to the extent such charges are required by someone other than Landlord.

          1.4.4.    INSURANCE.

                    1.4.4.1.  POLICIES TO BE MAINTAINED.

                         1.4.4.1.1.  Comprehensive General Liability Insurance.

During the rental term, Tenant, at Tenant's sole expense, shall secure and maintain in full force such policies of insurance as will protect it from claims for damages or injury resulting from bodily injury, including death, and for the loss or damage to property of others which may arise from operations of this Lease. Such insurance shall provide to Landlord's satisfaction that:

(a) The Landlord is an Additional Named Insured affording Landlord with coverage insuring all risks associated with ownership of the building and in an amount and form reasonably satisfactory to Landlord;

(b) The insurance afforded by these policies applies severally as to each insured, except that the inclusion of more than one insured shall not operate to increase the limit of the company's liability, and the inclusion hereunder of any person or organization as an

                                   10.18-12

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

     insured shall not affect any right which such person or organization would have as a claimant if not so included;

(c) The insurance shall be primary insurance over any other insurance carried by Landlord, which other insurance shall be considered excess only:

(d) The policies specifically include coverage for the contractual indemnification obligations contained in the contractual indemnity clause in this Lease.

(e)  The policies may not be canceled, nor the coverage reduced until thirty
     (30) days after a written notice of such cancellation or reduction in coverage is delivered to Landlord at the address contained herein. Such notice shall not, however, be construed as permission for tenant to reduce the coverages provided for under this Lease without the express written consent of Landlord;

(f) Such liability insurance shall be written with limits of no less than $1,000,000.00, combined single limits.

(g)  The form(s) of endorsements are satisfactory to Landlord.

                    1.4.4.1.2.  FIRE AND PROPERTY DAMAGE INSURANCE.

Tenant shall procure and keep in full force and effect, fire and extended coverage insurance upon all structural improvements on the Premises in an amount not less than eighty percent (80%) of the replacement value thereof, and shall furnish Landlord with evidence that such coverage has been procured and is being maintained in full force and effect. Landlord shall have the right, at Landlord's election and without notice to Tenant, but without any obligation to do so, to procure and maintain such coverage if Tenant has not furnished evidence of coverage as required by this Lease. Tenant shall reimburse Landlord on demand for any premiums Landlord so pays in connection with such procurement. Failure to reimburse Landlord shall constitute a breach of this Lease.

If the Premises are either partially or totally destroyed during the Lease term or extension thereof because of the occurrence of a risk insured under any policy of insurance covering the Premises, Tenant shall forthwith repair the same. Such destruction shall in no way annual or void this Lease. Tenant shall not be entitled to any proportionate reduction of rent while such repairs are being made. Tenant need not make repairs if:

                                   10.18-13

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

(a) The damage was not caused by a risk covered by insurance unless the damage or injury was caused by Tenant; or

(b) Such repairs would be prohibited by the then existing codes and ordinances of the governing bodies asserting jurisdiction. In such case, insurance proceeds from insurance described in this Lease shall be released to Landlord.

(c)  This lease shall end upon such determination as set forth in subparagraphs
     (a) or (b) above.

Throughout the Lease term, or any extension hereunder, Tenant, at Tenant's cost, shall cause all improvements on the Premises to be insured against the perils of Fire and Extended Coverage. Such insurance shall insure on a blanket basis the value of the Premises and all improvements installed therein either by Landlord or Tenant. Such insurance shall be written on a full replacement cost basis.
If Landlord requests, Tenant shall immediately include the holder of any mortgage or deed of trust on the fee as a loss payee to the extent of such holder's security interest. Such insurance policy shall state that:

(a)  the Landlord is an additional named insured;

(b) the insurance shall be primary insurance over any other insurance carried by Landlord, which other insurance shall be considered excess only;

(c) the policies may not be canceled nor the coverage reduced until thirty (30) days after a written notice of such cancellation or reduction in coverages is delivered to Landlord at the address contained herein. Such notice shall not, however, be construed as permission for tenant to reduce the coverages provided for under this Lease without the express prior written consent of Landlord;

Landlord, at Tenant's cost, shall cooperate fully with Tenant to maximize any recovery following an insured casualty. All policies of fire and extended coverage or other casualty insurance required by this Lease shall provide that proceeds thereunder shall be paid to Landlord and Tenant as their interests may appear.

               1.4.4.2.  QUALITY OF INSURANCE COMPANIES.

                                   10.18-14

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

All policies required to be maintained by Tenant pursuant to the terms of this Lease shall be issued by companies authorized to do business in the State of California with a financial rating of at least A + 3A status as rated in the most recent edition of Best Insurance Reports. Tenant shall pay premiums therefor and shall deliver annually to Landlord Certificates of Insurance or Endorsements that such policies are in effect. If Tenant fails or refuses to procure or maintain the insurance coverage required hereunder, or fails or refuses to furnish Landlord with proof that coverage has been procured and is in full force and paid for, Landlord shall have the right, at Landlord's election and without notice to Tenant, but without any obligation to do so, to procure and maintain such coverage. Tenant shall reimburse Landlord on demand for any premiums Landlord so pays in connection with such procurement.

               1.4.4.3.  ADJUSTMENT OF INSURANCE LIMITS.

The limit of liability insurance coverage shall be adjusted commensurate with inflation and other liability factors from time to time upon the reasonable request of the Landlord.

               1.4.4.4.  EVIDENCE OF INSURANCE.

Copies of the Policies of Insurance together with endorsements evidencing the above obligations shall be delivered to Landlord prior to occupation of the premises. Such documentation as may be required by Landlord shall thereafter be provided to Landlord annually.

               1.4.4.5.  WAIVER OF SUBROGATION.

The policies of insurance described in this Lease shall provide that or permit the waiver of any and all rights of subrogation against Landlord.

               1.4.4.6.  NOTICE OF CHANGES IN POLICY.

Each policy shall contain an endorsement requiring thirty (30) days' written notice from the insurance company to Landlord before any termination, change in the coverage, scope, or amount of insurance required by this Lease shall be effective.

               1.4.4.7.  ASSIGNMENT OF POLICIES.

In case this Lease is terminated, the insurance policy and all rights under it or the insurance proceeds shall be assigned to Landlord at Landlord's election.

                                   10.18-15

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

          1.4.5.  JANITORIAL AND LANDSCAPING SERVICES.

Tenant shall at its sole cost and expense provide all interior and exterior janitorial and Landscaping services appropriate to the premises.

          1.4.6.  SECURITY.

Tenant shall be responsible for its own security monitoring and alarms.

          1.4.7.  OTHER EXPENSES.

Tenant shall assume, pay and be obligated for any and all costs and expenses toward the operation, protection, maintenance of the Premises, known or unknown, expressed or unexpressed, it being the intention of the parties for this to be a "triple net" lease to Landlord.

     1.5. RESTRICTIONS ON USE.

          1.5.1 PERMITTED USES. Tenant shall conduct its business at the premises under the name of California Tube Laboratory or such other name as Tenant may adopt after thirty days' written notice to Landlord. Tenant shall establish, maintain and efficiently operate an electronic tube manufacturing, assembly, maintenance and repair company together with administrative offices, and loading dock appropriate to such operations.

          1.5.2.  PROHIBITED USES.

Tenant is prohibited from engaging in the following:

(a)  The sale of food to or the consumption thereof by the general public;

(b) The sale or consumption of alcoholic and non-alcoholic beverages, provided that non-alcoholic beverages such as coffee and soft drinks may be sold from mechanical dispensers for Tenant's customers, contractors and employees;

(c) Sales of aviation, automobile or other fuels. All fuel sales shall be the exclusive right of the Landlord.

                                   10.18-16

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________


(d) Public tie down and hangar services; Tenant shall not rent tie down or hangar services but shall refer customers therefor to the Landlord; provided further, that no aircraft shall be stored awaiting parts or for any other reason.

(e)  The manufacture or servicing of aircraft;

(f) Unicom radio communication with aircraft is a function of the Airport Administration and shall not be co-operated by any other business on the Airport.

(g) Maintenance on anything other than aircraft, such as automobiles, boats, or other items, except that Tenant may maintain the premises, tenant improvements and equipment used by Tenant in its business.

(h)  Tenant shall not use the premises for residential uses or sleeping.

(i) Tenant shall not permit the preparation, manufacture or mixing of anything that emits any objectionable odors, noises or lights.

(j) Tenant shall not do, bring, or keep anything on the premises that will cause a cancellation of any insurance covering the premises.

(k)  Tenant shall not permit a nuisance to occur on the Premises.

          1.5.3.  COMPLIANCE WITH RULES, REGULATIONS AND LAWS.

In the use and occupancy of the Premises and in the conduct of all business, activities and transactions thereon, Tenant will comply with all applicable laws, ordinances, rules, regulations and orders of the City of Watsonville or any governmental subdivision, body or authority, including all federal, state and municipal laws or ordinances and all rules and regulations of the Federal Aviation Agency and the City of Watsonville rules and regulations concerning the operations of the Watsonville Municipal Airport and environs.

          1.5.4.  LANDLORD'S RIGHT TO GRANT EASEMENTS.

Upon receiving all necessary permits and approvals for the new work of improvement, City shall grant to public entities or public service corporations, for the purpose of serving only the Premises, rights of way or easements on or over the Premises for poles or conduits or both for

                                   10.18-17

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

telephone, electricity or water, sanitary or storm sewers or both, and for other utilities or municipal services.

          1.5.5.  SIGNS.

No advertising signs, posters or similar devices shall be erected, displayed or maintained in, on, about or above the Premises or the structures thereon which is visible to someone outside the building without a sign permit, compliance with applicable laws, and the written approval of the City Manager.

          1.5.6.  HEIGHT RESTRICTION.

No towers or buildings erected on the Premises shall exceed the height limit fixed by any City zoning ordinance or regulation of the Airport or Federal Aviation Authority. Tenant in its operations shall not unreasonably interfere with the property, interests, operations or activities of the Landlord or of other tenants of the Landlord.

          1.5.7.  PARKING RESTRICTIONS.

Landlord shall not permit its employees, visitors, customers, invitees to park other than on the premises in the parking spaces so provided, marked and striped.

          1.5.8.  CLOSURE OF AIRPORT IN AN EMERGENCY.

During any period when the Airport shall be closed or civil aircraft grounded by any lawful authority restricting the use of the Airport or civil aircraft in such a manner as to interfere substantially with the use of the Premises by Tenant, "the rent payable under this Lease shall abate, and the period of such closure at the option of Tenant shall be added to the term of this Lease.
During the time of war or national emergency, Landlord shall have the right to lease or lend the landing area of the Airport or any part thereof, to the United States Government or State government for military or naval use, and if such lease or lending is executed and the use thereunder interferes substantially with the use of the Premises by Tenant, the rent shall abate, and this Lease shall be suspended or terminated.

                                   10.18-18

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

          1.5.9.  RIGHT OF LANDLORD TO ENTER FOR INSPECTION.

Landlord and its authorized representatives shall have the right to enter the premises at all reasonable times for any of the following purposes:

(a) To determine whether the Premises are in good condition and whether tenant is complying with its obligations under the Lease.

(b) To do any necessary maintenance and to make any restoration of the premises provided that Landlord shall coordinate with Tenant to minimize disruption of Tenant's use of the Premises.

(c) To serve, post, or keep posted any notices required or allowed under the provisions of this Lease.

(d) To post and maintain "For Lease" signs during the last twelve months of tenant's occupancy.

(e) To show the Premises to prospective brokers, agents, tenants, or persons interested in leasing the property during the last twelve months of the term provided that Landlord shall coordinate with Tenant to minimize disruption of Tenant's use of the Premises.

(f) To erect scaffolding and protective barricades around and about the premises, but not so as to prevent entry to the premises, and to do any other act or thing necessary for the safety or preservation of the premises provided that Landlord shall coordinate with Tenant to minimize disruption of Tenant's use of the Premises.

(g) At reasonable times to make any other inspection it may deem expedient to the proper enforcement of this Lease.

          1.5.10. DISCRIMINATION.

Nothing in the following subsections is intended to prevent the exercise of discretion and/or discrimination for lawful purposes.

                                   10.18-19

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

               1.5.10.1.  DISCRIMINATION PROHIBITED.

Tenant hereby covenants that Tenant in its use of the Premises and any and all structures, buildings, and improvements located hereto shall conduct the fixed base operation or any other activity hereafter authorized by the Landlord on the Premises on a nonexclusive and nondiscriminatory basis in all respects with regard to any person, firm or group of persons. Tenant shall not act in any manner prohibited by Part 15 of the Federal Aviation Regulations and further agrees to be nondiscriminatory also with respect to price or cost of services or goods and in every other fashion as required by applicable law.

               1.5.10.2.  ENFORCEMENT OF NONDISCRIMINATION CLAUSE.

Landlord shall have the right to take such action against the Tenant as the United States Government may direct or request to enforce the terms of the preceding section on behalf of the United States Government or on behalf of any of its citizens or the Landlord itself.

          1.5.11. NONDISCRIMINATION.

The Tenant, for itself, its heirs, personal representatives, successors in interest, and assigns, as a part of the consideration for this Lease, does hereby covenant and agree as a covenant running with the land that in the event facilities are constructed, maintained, or otherwise operated on the Premises for a purpose for which a Department of Transportation (DOT) program or activity is extended or for another purpose involving the provision of similar services or benefits, the Tenant shall maintain and operate such facilities and services in compliance with all other requirements imposed pursuant to Title 49, Code of Federal Regulations, DOT, Subtitle A, Office of the Secretary, Part 21, Nondiscrimination in Federally-Assisted Programs of the Department of Transportation-Effectuation of Title VI of the Civil Rights Act of 1964, and as such Regulations may be amended.

The Tenant for itself, its personal representatives, successors in interest, and assigns, as a part of the consideration hereof, does hereby further covenant and agree as a covenant running with the land that:

     (1) no person on the grounds of race, color or national origin shall be excluded from participation in, denied the benefits of, or be otherwise subjected to discrimination in the use of facilities;

                                   10.18-20

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

     (2) that in the construction of any improvements on, over, or under such land and the furnishing of services thereon, no person on the grounds of race, color, or national origin shall be excluded from participation in, denied the benefits of, or otherwise be subject to discrimination;

     (3) that the Tenant shall use the Premises in compliance with all other requirements imposed by or pursuant to Title 49, Code of Federal Regulations, Department of Transportation, Subtitle A, Office of the Secretary, Part 21, Nondiscrimination in Federally-Assisted Programs of the Department of Transportation-Effectuation of Title VI of the Civil Rights Act of 1964, and as such Regulations may be amended.

Tenant shall furnish its accommodations and/or services on a fair, equal and not unjustly discriminatory basis to all users thereof and it shall charge fair, reasonable and not unjustly discriminatory prices for each unit or service as required by law; PROVIDED, THAT the Tenant may be allowed to make reasonable and nondiscriminatory discounts, rebates or other similar type of price reductions to volume purchasers.

Tenant shall insert the provisions of this section in any lease agreement or contract by which Tenant grants a right of privilege to any person, firm or corporation to render accommodations and/or services to the public on the Premises.

               1.5.11.1.  REMEDY FOR DISCRIMINATION.

In the event of breach of any of the nondiscrimination covenants identified in the previous section, Landlord shall have the right to terminate this Lease and to reenter and repossess the Premises and the facilities thereon, and hold the same as if this Lease had never been made or issued. The provision does not become effective until the procedures of 49 CFR Part 21 are followed and completed including expiration of appeal rights, including a finding that termination is the appropriate remedy.

          1.5.12. RESERVATION OF RIGHT TO OPERATE AIRPORT.

     Landlord reserves the right, but shall not be obligated to Tenant to maintain and keep in repair the landing area of the Airport and all publicly owned facilities of the Airport.

                                   10.18-21

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

          1.5.13. AIRPORT DEVELOPMENT.

     City reserves the right to further develop or improve the Airport as it sees fit, in accordance with applicable local, state and federal standards, regardless of the desires or view of the Tenant and without interference, hindrance or liability.

          1.5.14. SPECIAL EVENTS.

     The City reserves the right to assign temporary aircraft parking spaces for all aircraft and direct those aircraft to be moved to their assigned location by the Airport Manager for purposes of conducting the annual Watsonville Antique Aircraft Fly-In and Air Show and similar events not to exceed a total of four per year. City shall provide a minimum of two (2) weeks' notification of the dates of the Air Show event usually held over the Memorial Day holiday weekend. Tenant is not prevented from conducting business where safety and the Airport operation is not jeopardized. Landlord shall take reasonable steps to provide Tenant access to the Premises during such events.

Tenant agrees to reasonably cooperate with special events organizations at no cost or expense to Tenant, including making non-essential parking available on the Premises to special events organizations. Such cooperation may include, but not be limited to, provision of insurance satisfactory to Tenant. Landlord shall impose limitations on such special events so as to not unreasonably disrupt Tenant's business.

          1.5.15. SUBORDINATION TO FUTURE FAA AGREEMENTS.

     This lease shall be subordinate to the provisions and requirements of any existing or future agreement between the City and the United States, relative to the development, operation or maintenance of the Airport.

          1.5.16. NOTICE TO FEDERAL AVIATION ADMINISTRATION.

     Tenant shall comply with the notification and review requirements covered in Part 77 of the Federal Aviation Regulations in the event of future construction of a building planned for the premises, or in the event of any planned modification or alteration of any present or future building or structure situated on the premises.

                                   10.18-22

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

          1.5.17. NON-EXCLUSIVE RIGHT.

     It is understood and agreed that nothing herein contained shall be construed to grant or authorize the granting of an exclusive right within the meaning of Section 308 of the Federal Aviation Act.

     1.6. IMPROVEMENTS TO LEASEHOLD.

          1.6.1.  CONSTRUCTION.

The commencement and completion of new construction is a substantial element and consideration of this Lease, and the commencement and continuance of the Lease term is expressly conditioned upon successful completion of such construction.

          1.6.2.  PERMITTED CONSTRUCTION.

The structure shall he built in precise conformity with the Plans, Drawings and specifications to be prepared by Robert Corbett and approved promptly by Landlord and Tenant.

In addition, Tenant acknowledges that Tenant has received and shall comply with the provisions of the "Minimum Improvements Standards for the Construction of any Improvements on the Watsonville Municipal Airports" as adopted by the City Council.

          1.6.3.  CONDITIONS PRECEDENT TO MAJOR CONSTRUCTION.

Tenant shall comply with all the following conditions or procure Landlord's written waiver of the condition or conditions specified in the waiver:

(a) Deliver to Landlord for Landlord's approval two (2) sets of preliminary construction plans and specifications, and four (4) copies of the site plan. Landlord shall not unreasonably withhold its approval of preliminary plans and specifications.

(b) With respect to Tenant's improvements, Tenant shall comply with all applicable codes, ordinances, or regulations, and requirements for permits and approvals, including, but not limited to or restricted to a grading permit, building permit, zoning and planning requirements, and approvals from various governmental agencies and bodies having jurisdiction.

                                   10.18-23

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

(c)  Tenant shall require from any contractor:

     (1)  certificates of insurance evidencing coverage for "Builder's risk,"

     (2) evidence of Worker's Compensation Insurance covering all persons employed in connection with the work and with respect to whom death or bodily injury claims could be asserted against Landlord or the Premises, and

     (3) evidence that contractor has paid or caused to be paid all premiums for the coverage described in this subparagraph and premiums sufficient to assure maintenance of all insurance during the anticipated course of work.

          1.6.4.  NEW CONSTRUCTION COMPLETION DATE.

Once work is begun, Landlord shall with reasonable diligence prosecute all construction of improvements for completion and ready for use; provided however, that the time for completion shall be extended for as long as Landlord shall be prevented from completing the construction by delays beyond Landlord's control.

          1.6.5. PROTECTION OF LANDLORD AGAINST COST OR CLAIMS ASSOCIATED WITH TENANT'S IMPROVEMENTS.

Tenant shall pay or cause to be paid the total cost and expense of all works of Tenant improvements, as that phrase is defined in the mechanic's lien law in effect at the place of construction when the work begins. No such payment shall be construed as rent. Tenant shall not suffer or permit to be enforced against the Premises or any part of it any mechanic's, materialman's, contractor's, or subcontractor's lien arising from any work of improvements, however it may arise.

Tenant shall not create or permit to be created or to remain, and covenants to remove and discharge promptly, at its cost and expense, all liens, claims, stop notices, encumbrances and charges upon the Premises, or Tenant's leasehold interest therein which arise out of the use or occupancy of the Premises by Tenant or anyone using or occupying the Premises with the consent or sufferance of Tenant, or by reason of labor or materials furnished or claimed to have been furnished to Tenant for any construction, alteration, addition or repair of any part of the Premises. Tenant shall give Landlord fifteen (15) days' notice prior to commencing any work

                                   10.18-24

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

on the Premises, so that Landlord shall have a reasonable time within which to post notices of nonresponsibility.

However, Tenant may in good faith and at Tenant's own expense contest the validity of any such asserted lien, claim, or demand, provided Tenant has furnished the bond required in California Civil Code (S) 3143. Tenant shall defend and indemnify Landlord against all liability and loss of any type arising out of work performed on the Premises by, at the request of or with the permission of Tenant, together with reasonable attorney's fees and all costs and expenses incurred by Landlord in negotiating, settling, defending, or otherwise protecting against such claims.

          1.6.6.  NOTICE OF COMPLETION ON TENANT'S IMPROVEMENTS.

On completion of the Tenant's improvements, Tenant shall record or cause to be recorded a Notice Of Completion. Tenant hereby appoints Landlord as Tenant's attorney in fact to record The Notice Of Completion on Tenant's failure to do so after Tenant's work of improvement has been substantially completed.

          1.6.7.  OWNERSHIP OF IMPROVEMENTS.

All improvements on the Premises shall become Landlord's property free of all claims to or against them by Tenant or any third person, and Tenant shall defend and indemnify Landlord against all liability and loss arising from such claims or from Landlord's exercise of the rights conferred by this paragraph.

          1.6.8.  ALTERATIONS AND ADDITIONS.

Tenant shall not make any structural or cosmetic alterations or improvements to or erect any additional structures on the Premises without prior written consent of Landlord. Any alterations or additions approved by Landlord shall be constructed at the sole expense of Tenant. Any alterations made shall remain on and be surrendered with the premises on expiration or termination of the term, except that Landlord can elect within thirty (30) days before or ten (10) days after expiration of the term, to require tenant to remove any alterations that tenant has made to the Premises. If Landlord so elects, Tenant at its cost shall restore the Premises to the condition designated by Landlord in its election as set forth in this subsection as if the alterations had not been made, before the last day of the term, or within ten (10) days after notice of election is given, whichever is later.

                                   10.18-25

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

If tenant makes any alterations to the Premises as provided in this section, the alterations shall not be commenced until two (2) days after Landlord receives notice from tenant stating the date the installation of the alterations is to commence so that Landlord can post and record an appropriate Notice of Nonresponsibility.

          1.6.9.  REPAIRS.

Tenant shall at its own cost and expense keep the Premises and the improvements thereon and appurtenances thereto and every part thereof including, but without limitation, glazing, heating, air conditioning equipment, parking areas, driveways, plumbing, landscaping, roofs, walls, doors and hardware, in as good order, condition and repair as they shall be upon the commencement of the term of this Lease, ordinary wear and tear excepted.

If Tenant fails to make or commence any repairs required to be made by it under the provisions of this Lease within thirty (30) days after notice from Landlord to do so, then Landlord may, at its option (but this provision shall not be deemed to create any obligation on Landlord to do so, nor in any manner affect the obligation of Tenant), enter upon the Premises and repair the same, and the costs and expenses of such repairs, with interest, shall be included in the amount of rental payment on the next succeeding rental date.

Tenant is informed and acknowledges it understands its rights under (S)(S) 1941 and 1942 of the Civil Code of the State of California, or by any other similar statute or regulation now or hereinafter in effect. Tenant represents to Landlord that it waives and gives up all rights under said (S)(S) 1941 and 1942.

By entry onto the Premises, Tenant shall be deemed to have acknowledged that the Premises are in good order and repair and suitable for the uses anticipated. Landlord shall not be liable for any structural defect in the building or for any defect in material or workmanship however, to the extent required by Tenant, Landlord shall be required to assign its rights under the construction contract or any subcontracts or otherwise, to the extent necessary or appropriate to allow Tenant to assert such claims for structural defects or defects in material and workmanship against the general or subcontractors. Landlord also agrees to cooperate with Tenant, at no expense to City, in prosecuting such claims.

     1.7. MAINTENANCE.

          1.7.1.  LANDLORD'S OBLIGATIONS.

                                   10.18-26

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

Except as provided in the next section, Landlord shall maintain, in good and serviceable condition, the following:

(a) The structural parts of the building, which structural parts include only the foundations, bearing and exterior walls, (excluding glass and doors) subflooring, and roof (excluding skylights if any).

(b) The unexposed (rough) electrical, plumbing, and sewage systems, and only then to the extent such systems were actually constructed or installed by Landlord or at Landlord's direction as a part of original construction as described in Exhibit B.

(c)  Window frames, gutters, and downspouts on the building.

(d) Landlord shall resurface and restripe the parking area on the Premises when necessary, except that Landlord shall not be obligated to restripe the parking area more than once every five years during the term.

          1.7.2.  TENANT'S OBLIGATIONS.

Except as provided in the previous paragraph, Tenant shall, at its sole cost, maintain the Premises in good and serviceable condition. In particular, and without limitation, it shall be Tenant's obligation to maintain, repair and replace:

     (1) all finish plumbing and plumbing fixtures including but not limited to toilets and drains.

     (2)  all electrical outlets, switches and fixtures and light bulbs.

     (3)  all wall and ceiling surfaces and surface coatings.

     (4) all floor surfaces, coverings (including but not limited to carpet and tile) and coatings.

     (5)  all plate glass, screens, doors, hinges and weather stripping.

     (6) The heating, ventilating, and air conditioning system servicing the premises.

                                   10.18-27

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

     (7) To the extent present in the structure, the skylights, skylight framing, and weatherstripping.

Tenant shall also be responsible to comply with and pay for compliance with all fire codes.

     1.8. NO SUBORDINATION.

Landlord shall not be required to subordinate the fee title to the Premises to any security transaction to enable Tenant to obtain financing. The Premises are now and shall remain free and clear of any liens, encumbrances or other Tenant obligations to third persons.

     1.9. ASSIGNMENT AND SUBLETTING.

Tenant shall not assign this Lease, or any interest therein, and shall not Lease or sublet the Premises, or any part thereof, or any privilege appurtenant thereto, without the prior written consent of Landlord first had and obtained.
A consent to one assignment or subletting shall not be construed as a consent to any subsequent assignment or subletting. Landlord shall not unreasonably withhold consent, but Landlord may nevertheless condition consent upon such factors as the identity, reputation, financial worth and stability, operating ability type of business, compatibility with other uses in operation at the airport, of any proposed assignee or subtenant. If Tenant at any time or from time to time requests Landlord's consent to an assignment of the entire balance of Tenant's leasehold hereunder, Tenant shall first fully inform Landlord in writing of all the terms of the proposed assignment.

If Tenant at any time or from time to time requests Landlord's consent to a subletting hereunder, Landlord will require, as a condition of such consent, that Tenant fully inform Landlord in writing of all the terms of the proposed sublease and provide Landlord a copy of same.

Unless prior written consent of Landlord shall have been obtained, any transfer, or attempted assignment or transfer of this Lease or of any interest therein, or any subletting, either by voluntary or involuntary act of Tenant or by operation of law or otherwise, shall at the option of the Landlord terminate this Lease, and any such purported assignment, transfer or subletting without such consent shall be null and void.

Notwithstanding the previous paragraph, Tenant shall have the right to sublet, but not assign, up to fifty percent (50%) of the Premises during the first five years of the lease, for a term that shall not extend past the fifth anniversary of the Commencement of this Lease, without the prior

                                   10.18-28

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

written consent of Landlord, provided however that the Tenant shall be jointly and severally be obligated to Landlord to perform Tenant's obligations under this Lease.

     1.10. WAIVER OF DAMAGES AND INDEMNIFICATION.

Tenant agrees to hold Landlord harmless from, and to defend Landlord against, any and all claims or liability for any death of or injury to any person or damage to any property, whatsoever, occurring in, on or about the Premises or any part thereof, or occurring in, on or about any other areas of facilities of the building, including without limiting the generality of the foregoing, walkway(s), driveway(s), parking area(s), stairways, or passageways if such death, injury or damage shall be caused in part or in whole, directly or indirectly, by the act, negligence or fault of, or omission of any duty, with respect to the same or by Tenant, its tenants, subtenants, agents, servants, employees or invitees.

Landlord shall similarly hold Tenant harmless in connection with Landlord's conduct or that of its employees, contractors or agents in, on or about the Premises.

     1.11. HAZARDOUS MATERIALS.

           1.11.1. SOIL CONDITIONS.

Tenant shall not commit, or suffer to be committed, any waste upon the Leased premises, or any nuisance or other act or thing which may disturb the quiet enjoyment of the use of Landlord or Watsonville Airport or surrounding property. Tenant shall ensure that no untreated waste from any type of operation, including but not limited to tube manufacturing will enter the Airport drainage system or sanitary system or be discharged or placed onto City property or in violation of law. Tenant shall at all times comply with all applicable laws, rules and regulations of federal, state or local governmental agencies, including, but not limited to, the City of Watsonville, Santa Cruz County, and responsible Regional Air and Water Quality Control Boards. Tenant shall not permit any activity which directly or indirectly produces objectionable or unlawful amounts or levels of air pollution (gases, particulate matter, odors, fumes, smoke, or dust), water pollution, noise, glare, heat emissions, electronic or radio interference with navigational and communication facilities for the operation of the Airport and for its use by aircraft, trash or refuse accumulation, vibration, prop-wash, or jet blast, or which is hazardous or dangerous by reason or risk of explosion, fire or harmful emission. Any waste oil storage tanks shall be in approved containers and in accordance with all environmental and fire protection regulations.

                                   10.18-29

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

               1.11.1.1.  HAZARDOUS SUBSTANCES.

The term "Hazardous Materials" shall mean any toxic substance, hazardous substance, hazardous material, or hazardous waste, pollutant or contaminant which is or during the term of this Lease becomes regulated by any local governmental authority, the State of California, or the United States government, including, but not limited to any, material or substance which is defined as a "hazardous waste," "extremely hazardous waste" or "restricted hazardous waste" under local, State, or federal law and as determined by the Fire Department.

Except in strict compliance with all government approvals, applicable laws and regulations pertaining to Hazardous Materials, and in accordance with the provisions of this Lease, Tenant shall not cause or permit the presence, use, handling, generation, emission, release, discharge, storage, or disposal of any Hazardous Materials on, under, in or about the premises, excepting the presence of any Hazardous Materials on, under, in or about the premises as of the date of this Lease or the migration to or seepage of Hazardous Materials from surrounding or adjacent property; and shall not cause or permit the transportation of any Hazardous Materials to or from the premises.

Tenant shall at all times notify City of any Hazardous Materials present, used, generated, handled, emitted, released, discharged, stored or disposed of on or from the premises.

Tenant shall also institute operating procedures designed to handle Hazardous Materials consistent with prudent industry practice, including evidence of a licensed agent removal service. City shall have the right to inspect the premises on 24-hours' prior notice for compliance with the provisions of this Section.

               1.11.1.2.  INDEMNIFICATION BY CITY.

City shall indemnify, protect, defend, and hold harmless Tenant and Tenant's successors and assigns, officers, directors, employees, agents, subtenants and assignees, from and against all liability, and foreseeable consequential damages, penalties, expenses and costs of any required or necessary remediation, repair, removal, clean up or detoxification, of the Premises and surrounding properties, and from and against the preparation of any clean up, remediation, closure or other required plans, whether such action is required or necessary during or following the term of this Lease, to the full extent that the same is attributable to the use, handling, generation, emission, release, storage, discharge or disposal of hazardous material by City, its agents, employees, and contractors or by anyone else, up to the date of this Lease.

                                   10.18-30

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

               1.11.1.3. INDEMNIFICATION BY TENANT.

Tenant shall indemnify, protect, defend, and hold harmless City and City's successors and assigns, officers, directors, employees, agents, subtenants and assignees, from and against all liability, and foreseeable consequential damages, penalties, expenses and costs of any required or necessary remediation, repair, removal, clean up or detoxification, of the premises and surrounding properties, and from and against the preparation of any clean up, remediation, closure or other required plans, whether such action is required or necessary during or following the term of this Lease, to the full extent that the same is attributable to the use, handling, generation, emission, release, storage, discharge or disposal of hazardous material by Tenant, its agents, employees, and contractors.

               1.11.1.4. INDEMNIFICATION SURVIVES LEASE.

The indemnification provisions of the foregoing sections shall survive the termination of this Lease.

               1.11.1.5. NO WARRANTY OF CURRENT CONDITION.

City makes no representation or warranty, express or implied, as to the physical condition of the premises, including, but not limited to the condition of the air, soil, surface water or groundwater, the geology, the presence of known and unknown faults, the presence of any Hazardous Materials or other kinds of contamination or pollutants of any kind in the air, soil, groundwater or surface water, or the suitability of the premises for the construction and use of the improvements thereon. Except as stated in this Lease, premises are conveyed in "as is" condition. Notwithstanding the above, Landlord and not Tenant shall be responsible for the soils remediation work described in the Sampson Engineers reports identified below. Landlord and Tenant also agree that Tenant is executing this Lease on the representation of Landlord that the groundwater remediation described in the Acton - Mickelson - van Dam, Inc. report(s) identified below shall be completed so as to meet all government mandated standards (but not necessarily to non-detect levels) in accordance with the Acton - Mickelson - van Dam, Inc. report(s) identified below, at no expense to Tenant. Tenant shall not be liable in any respect for (including but not limited to attorney's fees, costs, costs, fines and expenses), and shall not be required to remediate (but shall cooperate with any remediation of), any contamination of the premises which occurred before the effective date of this Lease, and Landlord shall hold tenant harmless and indemnify Tenant from any such liability or remediation arising from contamination from causes other than Tenant.

                                    10.18-31

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

Notwithstanding the foregoing, Tenant acknowledges that it has received and read the following reports:

     (1)  Sampson Engineers and dated March 8, 1995.

     (2)  Sampson Engineers and dated April 21, 1995.

     (3)  Sampson Engineers and dated May 2, 1995.

     (4) Those reports related to 100 Aviation Way and identified on Exhibit D, attached hereto and incorporated by this reference.

     (5) Those reports related to 120 Aviation Way and identified on Exhibit E, attached hereto and incorporated by this reference.

     1.12.  BREACH.

          1.12.1.  REMEDIES.

After service of ten (10) days' written notice thereof by Landlord on Tenant any one of the following shall constitute a breach of this Lease by Tenant:

(a) The appointment of a Receiver to take possession or control of all or substantially all of the assets of Tenant, or

(b)  A general assignment by Tenant for the benefit of creditors, or

(c) Any action taken or suffered by Tenant under any insolvency or bankruptcy, or

(d) A default in the payment of the rent herein reserved, or any part thereof, for a period of twenty (20) days, or

(e) A default in the performance of any other covenant or condition of this Lease on the part of Tenant to be performed for a period of twenty (20) days after receipt of notice of the default, provided however that Tenant shall not be in default under this subparagraph as a matter which cannot be remedied within twenty days so long as Tenant has taken material steps to cure the default as soon as commercially practicable.

                                    10.18-32

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

          1.12.2.   HOLDING OVER.

If Tenant shall hold possession of the Premises after the term of this Lease, Tenant may at Landlord's option become a Tenant from month to month at the rental and upon the terms herein specified and shall continue to be such tenant until the tenancy shall be terminated by Landlord on thirty (30) days' notice. If Landlord exercises its option, the provisions of this Lease, so far as applicable, shall govern such tenancy, except that the monthly rent for such tenancy shall be the same as the last full month's rental rate.

          1.12.3.  ABANDONMENT.

Tenant shall not vacate or abandon the Premises at any time during the term thereof. If Tenant shall abandon, vacate or surrender the Premises or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned and at the option of Landlord shall become Landlord's property free from all claims of Tenant.

          1.12.4.  DISPUTE RESOLUTION.

               1.12.4.1.  MEDIATION.

Any dispute between the parties relating to the interpretation and enforcement of their rights and obligations under this Lease except nonpayment of rent shall be resolved solely by arbitration in accordance with the provisions of this lease.

With respect to any dispute between the parties that is to be resolved by arbitration as provided in this Lease, the parties shall attempt in good faith first to mediate such dispute and use their best efforts to reach agreement on the matters in dispute. Within 10 days of the request of any party, the requesting party shall attempt to employ the services of a third person mutually acceptable to the parties to conduct such mediation within 10 days of his appointment. If the parties are unable to agree on such third person, or, if on completion of such mediation, the parties are unable to agree and settle the dispute, then the dispute shall be referred to arbitration in accordance with this Lease.

               1.12.4.2.  ARBITRATION.

                                    10.18-33

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

Any dispute between the parties that is to be resolved by arbitration as provided in this Lease shall be decided by arbitration conducted by the American Arbitration Association in accordance with the Commercial Arbitration Rules of the American Arbitration Association, as then in effect, except as provided below. Any such arbitration shall be held and conducted in Watsonville, Santa Cruz County, CA before one arbitrator who maintains his or her primary business offices in Santa Cruz County, CA and who shall be selected by mutual agreement of the parties. If agreement is not reached on the selection of an arbitrator within 10 days, then such arbitrator shall be appointed by the presiding judge of the Superior Court of Santa Cruz County.

The provisions of the Commercial Arbitration Rules of the American Arbitration Association shall apply and govern such arbitration, subject, however, to the following:

(a) Any demand for arbitration shall be in writing and must be made promptly after the claim, dispute or other matter in question has arisen. In no event shall the demand for arbitration be made after the date that institution of legal or equitable proceedings based on such claim, dispute, or other matter would be barred by the applicable statute of limitations.

(b) The arbitrator appointed must be a former or retired judge or "attorney" with at least 10 years' experience in real property and commercial matters, or nonattorney with like experience in the area of dispute.

(c) All proceedings involving the parties upon request by either party, shall be reported by a certified shorthand court reporter and written transcripts of the proceedings shall be prepared and made available to the parties.

(d) The arbitrator shall prepare in writing and provide to the parties factual findings and the reasons on which the decision of the arbitrator is based.

(e) Final decision by the arbitrator must be made within 90 days from the date the arbitration proceedings are initiated.

(f) The award or decision of the arbitrator, which may include equitable relief, shall be final and judgment may be entered on it in accordance with applicable law in any court having jurisdiction over the matter.

                                    10.18-34

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

               1.12.4.3.  ATTORNEYS' AND ARBITRATOR'S FEES; COSTS.

The prevailing party shall be awarded reasonable attorneys' fees, expert and nonexpert witness costs and expenses, and other costs and expenses incurred in connection with arbitration, unless the arbitrator for good cause determines otherwise. Costs and fees of the arbitrator shall be borne by the nonprevailing party, unless the arbitrator for good cause determines otherwise.

If either party shall bring an action, otherwise arising out of this Lease, the prevailing party in such suit shall be entitled to its costs of suit and reasonable attorney fees, which shall be payable whether or not such action is prosecuted to judgment. "Prevailing Party shall include without limitation a party who brings an action against the other after the other's breach or default, if such action is dismissed upon the other's breach or default, if such action is dismissed upon the other's payment of the sums allegedly due or performance of the covenants allegedly breached, or if the plaintiff/claimant obtains substantially the relief sought by it in the action.

               1.12.4.4. CHOICE OF VENUE.

Any action or arbitration related to this Lease shall occur in Santa Cruz County, CA.

     1.13.  QUIET ENJOYMENT.

          1.13.1.  LANDLORD REPRESENTATIONS.

Landlord covenants and warrants that upon Tenant's paying the rent and observing and performing all of the terms, covenants, and conditions on Tenant's part to be observed and performed hereunder, Tenant shall and may peaceably and quietly enjoy the Premises hereby demised, subject nevertheless to the terms and conditions of this Lease.

               1.13.1.1. ACCEPTANCE OF AIRCRAFT OPERATIONS.

Tenant acknowledges that the leased premises are located at the Watsonville Municipal Airport. Except as may otherwise be provided in this Lease, Tenant, for itself, its employees and agents, waives all claims for interference with its operations arising out of the normal operation of aircraft or aircraft-related activities at the airport.

                                    10.18-35

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

               1.13.1.2.  HOLD HARMLESS.

Tenant acknowledges that the leased premises are located at Watsonville Municipal Airport which is operated without a tower. Tenant and its agents and employees agree to hold the Landlord harmless from all claims for personal injury and property damage arising out of aircraft operations on the premises.

     1.14.  NOTICES.

All notices, consents, waivers or other communications which this Lease requires or permits either party to give to the other shall be in writing and shall be served personally and forwarded by registered or certified mail, return receipt requested, or expedited courier service, made upon or addressed to the respective parties as follows:

               Landlord                                Tenant
     -----------------------------      ------------------------------------
     City Manager                       President
     City of Watsonville                California Tube Laboratory, Inc.
     250 Union Street (Upstairs)        1305 7th Avenue
     Post Office Box 50000              Santa Cruz, California 95062-3020
     Watsonville, CA 95077-5000

or such other address as may be contained in a notice from either party to the other given pursuant to this paragraph.

Notice of registered or certified mail shall be deemed to be given forty-eight
(48) hours from the time of postmarking if mailed or dispatched by expedited courier service within the United States (excluding Alaska). Rental payments required by this Lease shall be delivered to Landlord at Landlord's address provided in this paragraph.

     1.15.  RECORDATION.

Tenant shall not cause or permit the original or any copy of this Lease or any memorandum thereof to be recorded, filed or published in any public place.

                                    10.18-36

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

     1.16.  CONDEMNATION.

If the whole or any substantial part of the Premises shall be taken by any paramount public authority under the power of eminent domain, then the terms of this Lease shall cease as to the part so taken from the date the possession of that part shall be taken for any public purpose, and from that day Tenant shall have the right either to cancel this Lease or to continue in the possession of the remainder of the Premises under the term herein provided, except that the square foot rental shall be reduced in proportion to the amount of the Premises taken.

Damages awarded for such taking shall be apportioned between the Landlord and Tenant in a ratio relating to the number of years expired and remaining in the lease term between Landlord and Tenant respectively; provided, however, that Landlord shall not be entitled to any portion of the award made for loss of business installation or improvements belonging to Tenant.

     1.17.  AFFIRMATIVE ACTION.

Tenant assures that it will undertake an affirmative action program as required by 14 CFR Part 152, Subpart E, to insure that no person shall be, on the grounds of race, creed, color, national origin, or sex be excluded from participating in any employment activities covered in 14 CFR, Subpart E. Tenant assures that no person shall be excluded on these grounds from participating in or receiving the services or benefits of any program or activity covered by such subpart. Tenant assures that it will require that it's covered by such subpart. Tenant assures that it will require that its covered suborganizations provide assurances to the Tenant that they similarly will undertake affirmative action programs and that they will require assurances from their suborganizations, as provided by 14 CFR
Part 152, Subpart 2, to the same effect.

     1.18.  SUBORDINATION TO FUTURE AGREEMENTS.

This Lease shall be subordinate to the provisions and requirements of any existing or future agreement between the Landlord and the United States, relative to the development, operation or maintenance of the airport.

     1.19.  NOTICE TO FEDERAL AVIATION ADMINISTRATION.

Tenant shall comply with the notification and review requirements covered in
Part 77 of the Federal Aviation Regulations in the event of future construction of a building planned for the

                                    10.18-37

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

Premises, or in the event of any planned modification or alteration of any present or future building or structure situated on the Premises.

     1.20.  NON-EXCLUSIVE RIGHT.

It is understood and agreed that nothing herein contained shall be construed to grant or authorize the granting of an exclusive right within the meaning of
Section 308 of the Federal Aviation Act.

     1.21.  FIRST SOURCE HIRING AGREEMENT.

A condition precedent to Landlord's obligation to perform its obligations under this Lease is the execution of a First Source Hiring Agreement between the City of Watsonville and Tenant in a form reasonably acceptable to Landlord and Tenant.

Together with any other condition(s) set forth in this Lease or by operation of law, a condition precedent to any permissible assignment of this Lease or sublease of a portion of the Premises is that any assignee or subtenant execute the same or a First Source Hiring Agreement with the City of Watsonville in form acceptable to City.

     1.22.  GENERAL PROVISIONS.

          1.22.1.  WAIVER.

Any delay or omission in the exercise of any right or remedy of Landlord on any default by Tenant shall impair such a right remedy or be construed a waiver.
Any waiver, expressed or implied by either party of any breach by the other party of any agreement, term or condition of this Lease shall not be, or be construed to be, a waiver of any subsequent breach of a like or other agreement term of condition hereof; and the acceptance of rent hereunder shall not be, or be construed to be, a waiver of any breach of any agreement, term or condition of this Lease, except as to the payment of rent so accepted. The rights and remedies of either party under this Lease shall be cumulative and in addition to any and all other rights and remedies which either party has or may have.

          1.22.2.  INTERPRETATION OF COVENANTS AND CONDITIONS.

                                    10.18-38

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

All the provisions of this Lease shall be deemed and construed to be "covenants" as though the words imported such covenants were used in each separate paragraph hereof, except when expressed as conditions.

          1.22.3.  LAW OF CALIFORNIA CONTROLS.

This Lease shall be construed and enforced in accordance with the laws of the State of California.

          1.22.4.  HEIRS, DEVISEES, SUCCESSORS & ASSIGNS.

This Lease and the covenants and agreements herein contained shall bind and inure to the benefit of the parties hereof, their heirs, successors, executors, administrators, and when permitted assigns.

          1.22.5.  TIME OF THE ESSENCE.

Time is of the essence of this Lease.

          1.22.6.  APPROVAL AND CONSENT.

Whenever consent or approval of either party is required, that party should not unreasonably withhold such consent or approval. The parties hereto agree to cooperate and promptly execute all documents reasonably appropriate to effectuate the conclusion of this Lease.

          1.22.7.  EVIDENCE OF CORPORATION'S ASSENT.

Tenant shall deliver to the Landlord on execution of this Lease, a certified copy of a resolution of its governing body authorizing the execution of this Lease and naming the officers that are authorized to execute this Lease on behalf of the corporation.

          1.22.8.  REAL ESTATE BROKERS AND FINDERS.

Each party represents that it has not had dealings with any real estate broker, finder, or other party, with respect to this Lease in any manner except for Roy Lundstedt or Blickman Turkus Real Estate. Each party shall hold the other party harmless from all damages resulting from any

                                    10.18-39

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

claims that may be asserted against the other party by any other broker, finder, or other person, with whom the other party has or purportedly has dealt.

          1.22.9.  EXHIBITS INCORPORATED BY REFERENCE.

Exhibits A, B, C, D and E referred to herein are attached to this Lease and incorporated by this reference.

          1.22.10.  INTEGRATED AGREEMENT.

This Lease contains all the agreements of the parties and cannot be amended or modified except by a written agreement signed by both Parties.

          1.22.11.  NEGATION OF PARTNERSHIP.

Landlord shall not become or be deemed a partner or joint venturer with Tenant by reason of the provisions of this Lease.

          1.22.12.  NO THIRD PARTY BENEFICIARIES.

This lease is not intended to benefit any third person, except as to those persons who may be identified by specific reference in this Lease.

                                    10.18-40

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

2.   SIGNATURES.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.

________________________________________________________________________________
               Landlord                        Tenant
City of Watsonville,                    California Tube Laboratory, Inc.
a municipal corporation                 a corporation

 /s/ Steven M. Salomon              /s/ Gordon J. Sales
----------------------------       -----------------------------------
by Steven M. Salomon,              by Gordon J. Sales
its City Manager                   its President


                                    /s/ James Martin
                                   -----------------------------------
                                   by James Martin
                                   its Vice-President
Dated: June 21, 1995


ATTEST:

 /s/ Lorraine Washington
----------------------------
          City Clerk


APPROVED AS TO FORM:


 /s/                         6-19-95
----------------------------
          City Attorney

                                    10.18-41

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

                           RESOLUTION NO. 171-95 (CM)

     A RESOLUTION OF THE CITY COUNCIL OF THE CITY OF WATSONVILLE APPROVING LEASE AGREEMENT BETWEEN THE CITY OF WATSONVILLE AND CALIFORNIA TUBE LABORATORY, INC. FOR A 21,600 SQ. FT. BUILD TO SUIT MANUFACTURING FACILITY LOCATED AT 125 AVIATION WAY, WATSONVILLE, AND DIRECTING THE CITY MANAGER TO EXECUTE SAME.

     BE IT RESOLVED BY THE CITY COUNCIL OF THE CITY OF WATSONVILLE, CALIFORNIA, AS FOLLOWS:

     That the Lease Agreement between the City of Watsonville and California Tube Laboratory, Inc. for a 21,600 sq. ft. build to suit manufacturing facility located at 125 Aviation Way, Watsonville, a copy of which is attached hereto and incorporated herein by this reference, is fair and equitable and is hereby ratified and approved.

     That the City Manager be and is hereby authorized and directed to execute Lease Agreement for and on behalf of the City of Watsonville.

                                    10.18-42

Lease
City of Watsonville - California Tube Labs
Friday, June 09, 1995

________________________________________________________________________________

     The foregoing resolution was introduced at a regular meeting of the Council of the City of Watsonville, held on the 13th day of June, 1995, by Council Member Rios, who moved its adoption, which motion being duly seconded by Council Member Hurst, was upon roll call carried and the resolution adopted by the following vote:

AYES:      COUNCIL MEMBERS:        Hurst, McFarren, Osmer, Rios, Bobeda, Campos
NOES:      COUNCIL MEMBERS:        None
ABSENT:    COUNCIL MEMBERS:        Alcala


                                   /s/ Tony Campos
                                   ---------------------------------------------
                                         Tony Campos, Mayor

ATTEST:


 /s/ Lorraine Washington
----------------------------
          City Clerk

APPROVED AS TO FORM:


 /s/
----------------------------
     City Attorney

                                    10.18-43

                           RESOLUTION NO. 55-96 (CM)

     A RESOLUTION OF THE CITY COUNCIL OF THE CITY OF WATSONVILLE APPROVING FIRST AMENDMENT TO THE JUNE 13, 1995, LEASE AGREEMENT BETWEEN THE CITY OF WATSONVILLE AND CALIFORNIA TUBE LABORATORY, INC. FOR A 21,600 SQ. FT. BUILD-TO-SUIT MANUFACTURING FACILITY LOCATED AT 125 AVIATION WAY, WATSONVILLE, AND DIRECTING THE CITY MANAGER TO EXECUTE SAME.

                      [Amends Resolution No. 171-95 (CM)]

     BE IT RESOLVED BY THE CITY COUNCIL OF THE CITY OF WATSONVILLE, CALIFORNIA, AS FOLLOWS:

     That the First Amendment to the June 13, 1995, Lease Agreement between the City of Watsonville and California Tube Laboratory, Inc. for a 21,600 sq. ft. build-to-suit manufacturing facility located at 125 Aviation Way, Watsonville, a copy of which is attached hereto and incorporated herein by this reference, is fair and equitable and is hereby ratified and approved.

     That the City Manager be and is hereby authorized and directed to execute First Amendment to Lease Agreement for and on behalf of the City of Watsonville.

                                    10.18-44

     The foregoing resolution was introduced at a regular meeting of the Council of the City of Watsonville, held on the 27th day of February, 1996, by Council Member Campos, who moved its adoption, which motion being duly seconded by Council Member Alcala, was upon roll call carried and the resolution adopted by the following vote:

AYES:      COUNCIL MEMBERS:   Campos, Hurst, McFarren, Osmer, Rios, Alcala,
                              Bobeda
NOES:      COUNCIL MEMBERS:   None
ABSENT:    COUNCIL MEMBERS:   None

                               /s/ Betty Bobeda
                              --------------------------------------------
                                      Betty Bobeda, Mayor

ATTEST:


 /s/ Lorraine Washington
----------------------------
        City Clerk

APPROVED AS TO FORM:


 /s/
----------------------------
      City Attorney

                                    10.18-45

                      FIRST AMENDMENT TO LEASE AGREEMENT
                        BETWEEN THE CITY OF WATSONVILLE
                     AND CALIFORNIA TUBE LABORATORY, INC.

     THIS FIRST AMENDMENT TO LEASE AGREEMENT (Build-to-Suit) is entered into by and between the CITY OF WATSONVILLE ("Landlord") and CALIFORNIA TUBE LABORATORY, INC. ("Tenant") this 28th day of February, 1996. The Tenant and Landlord agree as follows:

                                   RECITALS

     WHEREAS, Landlord and Tenant have previously executed a Lease Agreement for a 21,600 sq. ft. build-to-suit manufacturing facility located at 125 Aviation Way, Watsonville, dated June 13, 1995;

     WHEREAS, the First Amendment to the Lease Agreement for a 21,600 sq. ft. build-to-suit manufacturing facility is in the best interest of the Landlord and Tenant.

     NOW, THEREFORE, the Landlord and the Tenant agree that the Agreement shall be amended as follows:

1. SECTION 1.2. PREMISES. EXHIBIT "B" IS REPLACED BY AMENDED EXHIBIT "B" ATTACHED HERETO AND INCORPORATED HEREIN.

2. Section 1.4.1. (Base Rent) of the June 14, 1995, Lease is deleted in its entirety and replaced with the following language:

     "SECTION 1.4.1.  BASE RENT.
     TENANT SHALL PAY TO LANDLORD AS A BASE MINIMUM RENT WITHOUT DEDUCTION, SETOFF, PRIOR NOTICE OR DEMAND, BUT SUBJECT TO ANNUAL ADJUSTMENTS AS PROVIDED HEREIN THE FOLLOWING SUMS:

          THE BASE RENT FOR THE FIRST TWO YEARS OF THE INITIAL TERM WILL BE FOURTEEN THOUSAND SIX HUNDRED AND EIGHTY-EIGHT DOLLARS ($14,688) PER MONTH.

          BEGINNING ON THE SECOND ANNIVERSARY OF THE COMMENCEMENT DATE, THE BASE RENT WILL INCREASE TO FIFTEEN THOUSAND FIVE HUNDRED AND FIFTY-TWO DOLLARS ($15,552) PER MONTH.

                                    10.18-46

          IF ANY TIME DURING THE INITIAL TERM, ANY PORTION OF THE "MEZZANINE AREA," AS DEPICTED ON EXHIBIT "B," IS USED FOR ANY PURPOSE OTHER THAN STORAGE OF EQUIPMENT, MATERIAL OR SUPPLIES THEN THE BASE RENT FOR ANY SUCH AREA OR PORTION OF SHALL BE THE BASE RENT (AS ADJUSTED PURSUANT TO SECTION 1.4.1.1.), DIVIDED BY 21,600."

3. All other terms and conditions of the Lease Agreement dated June 13, 1995, shall remain in full force and effect.

                                    10.18-47

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Lease Agreement the day and year first hereinabove written.

          LANDLORD                            TENANT

City of Watsonville,                   California Tube Laboratory, Inc.
a municipal corporation                a corporation



 /s/ Steven M. Salomon                  /s/ Gordon J. Sales
----------------------                 ------------------------
by Steven M. Salomon,                  by Gordon J. Sales
its City Manager                       its President



                                        /s/ James Martin
                                       -------------------------
                                       by James Martin
                                       its Vice President

Dated: 3/13/96                         Dated: 3/5/96
      --------                                -------

ATTEST:



 /s/ Lorraine Washington
------------------------
     City Clerk


APPROVED AS TO FORM:



 /s/
------------------------

                                    10.18-48

                                   EXHIBIT A

                               CALTUBE LAB LEASE

     SITUATE in Rancho de los Corralitos, City of Watsonville, County of Santa Cruz, State of California

     BEING a portion of lands of the City of Watsonville recorded in Book 666, at Page 505, Official Records of Santa Cruz County

     BEGINNING at the most northwesterly corner of Parcel A, Watsonville Minor Land Division No. 5-87, Parcel Map of Airways Industrial Park, filed in Volume 48 of Parcel Maps, at Page 14, from which point the northwest corner of that certain twelve foot (12') strip of land deeded to the City of Watsonville bears
S.88 degrees 03'W., 13.07' distant; thence from the Point of Beginning

     1. Northeasterly curving to the right from a tangent bearing of N.21 degrees 40'40"E. Thru a central angle of 23 degrees 43'40" with a radius of 400 feet and an arc length of 16567' along the easterly sideline of Aviation Way, a city street of varying width; thence along said easterly sideline.

     2. N. 45'24'29" E., 65.56' feet; thence curving to the right along the easterly and southerly sideline of said Aviation Way.

     3. Northeasterly thru a central angle of 42 degrees 38'31" with a radius of 150.00' and an arc length of 111.64'; thence along said southerly sideline of said Aviation Way

     4.   N. 88 degrees 03'E., 240.65'; thence leaving said sideline of Aviation
          Way

     5. S. 1 degrees 57'E., 218.00' to a point on said northerly line of parcel I as shown on that certain parcel map of lands of Airways Industrial Park, Watsonville Minor Land Division No. 25-77 filed in Volume 26 of Parcel Maps at page 41; thence westerly along the northerly line of parcels 1.2 and 3 of said Airways Industrial Park.

     6.   S. 88 degrees 03'W., 486.00' to the Point of Beginning

     CONTAINING 88,226.6 square feet, more or less

PORTION OF ASSESSOR'S PARCEL NO. 15-151-05


      /s/                             /s/
     ---------------------------      ----------------------
     Approved as to Description       Approved as to Form

                                   10.18-A-1

                                   EXHIBIT B

                   GRAPHIC SHOWING SITE PLAN OF AVIATION WAY
               WITH SITE AREA, BUILDING AREAS AND TOTAL PARKING


                                   10.18-B-1

                                   EXHIBIT B

              GRAPHIC SHOWING SCHEMATIC FLOOR PLAN - FIRST FLOOR


                                   10.18-B-2

                                   EXHIBIT B

                    GRAPHIC SHOWING FLOOR PLAN-SECOND FLOOR


                                   10.18-B-3

                                   EXHIBIT B

                    GRAPHIC SHOWING SCHEMATIC WALL SECTION
                            AND EXTERIOR ELEVATIONS


                                   10.18-B-4

                                   EXHIBIT C

June 8, 1995

Mr. Ned Madonia
Director of Housing & Economic Development
City of Watsonville
231 Union Street
Watsonville, CA 95076

Reference:  Architectural Engineering Fee Proposal
---------
            California Tube Laboratory, Inc.
            New Facility (Shell), Aviation Way, Watsonville

Dear Mr. Madonia,

We very much appreciate the opportunity of providing the City of Watsonville with a proposal for complete Architectural and Engineering services for the above-referenced project.

This proposal covers the preparation of all Schematic and Design Development Drawings as well as final Construction Documents (including Drawings, Specifications, Bid Documents and appropriate modifications to the City's standard Construction Contract Agreement). Construction Phase services to be performed by this office have not yet been fully defined, however, the proposal does include an allowance for normal Construction Phase work. Should the requirements for Construction Phase services substantially change, the Agreement could be amended (up or down) to cover the actual services to be performed.

The Shell facilities are generally defined as follows:

     Building (General): 21,528 sf building (footprint) with 5,616 sf 2nd Floor/Mezzanine. Building height will be approximately 27 feet. Construction shall be precast (tilt-up) concrete exterior walls with wood roof and second floor structure.

     Building (Specific Improvements):

          Approximately 3,100 sf of fully improved office/employee areas (on first and second floors). Improvements include interior partitioning, doors, windows, suspended acoustical ceilings, finish flooring, painting, complete HVAC system, electrical power and lighting (30 2'x4' fixtures) and prewiring for telephone and data lines.

          936 sf 2-position dock-height shipping/receiving dock.

          Approximately 23,108 sf of unimproved manufacturing and warehouse areas.

                                   10.18-C-1

          Insulated ceilings/roofs as appropriate.

          4 large grade-level overhead doors.

          Aluminum/glass storefront entry and window systems as shown on preliminary drawings.

          2 toilet rooms (fully improved).

          Stubbed utilities for 3 additional toilet rooms.

          Complete automatic fire sprinkler system.

          Elevator.

          Building electrical service: (Service to and including main distribution panels only, except includes improved office areas and general building lighting.)
               1)   1,000 amps: 240 volt, 3-phase.
               2)   1,000 amps: 480 volt, 3-phase.

          Building lighting: 80 foot candles at all manufacturing/warehouse areas.

          Domestic water and natural was stubbed to designated main distribution locations in building and including distribution to building areas improved as part of the building shell construction.

          Separate gas and electric metering for Tenant and up to three subtenants.

     Site Improvements:  Complete site development including:
          Grading and earthwork.
          Storm drainage.
          Site utilities.
          Paving, parking, loading and paved yard areas.
          Truck pit and ramp.
          Landscaping and irrigation.
          Fencing and site security.
          Site lighting.
          Miscellaneous site structures (retaining walls, trash enclosure, hydrogen enclosure, curbs, railings).

          Note: As directed by the City, offsite improvements not included in this proposal.

     We have reviewed the project with both City Staff and the Tenant (California Tube Laboratory), and have toured the existing Tube Lab facility in Santa Cruz with our

                                   10.18-C-2
     consulting Mechanical and Electrical Engineers. We understand the scope of work for building Shell facilities which the City is responsible to provide, as well as the scope of the Tenant Improvement package which will be the sole responsibility of the Tenant.

                                   10.18-C-3

================================================================================
                                   EXHIBIT D
                               100 AVIATION WAY
                       ENVIRONMENTAL REMEDIATION REPORTS
                              AS OF JUNE 1, 1995

--------------------------------------------------------------------------------
  Date                      Subject                              From
--------------------------------------------------------------------------------
04/27/95  Letter to provide environmental              Terra Tech
          services subsurface investigation at the
          100 Aviation Way.
--------------------------------------------------------------------------------
11/04/94  Excavation soil sampling results -           Sampson Engineering Inc.
          Aviation Gas/Jet Fuel Underground
          Tanks and Pipeline Area - SEI No.
          94074
--------------------------------------------------------------------------------
11/04/94  Excavation soil sampling results -           Sampson Engineering Inc.
          Aviation Gas/Jet Fuel Underground
          Tanks and Pipeline Area - SEI No.
          94074
--------------------------------------------------------------------------------
11/03/94  Test results for the Airport Fuel Farm       ToxScan
          (no. T-11381)
--------------------------------------------------------------------------------
11/01/94  Draft Excavation soil sampling results       Sampson Engineering Inc.
          - Aviation Gas/Jet Fuel Underground
          Tanks and Pipeline Area - SEI No.
          94074
--------------------------------------------------------------------------------
10/06/94  Letter re ground water contamination         California Regional Water
          and attachments.                             Quality Control Board
                                                       Central Coast Region
--------------------------------------------------------------------------------
09/30/94  Letter to County of Santa Cruz Board         Jim Norwood, Fire
          of Supervisors re leak in underground        Department
          piping.  Underground Storage Tank
          Unauthorized Release/Contamination
          Site Report.
--------------------------------------------------------------------------------
07/20/94  Letter re subsurface investigation           California Regional Water
                                                       Quality Control Board
                                                       Central Coast Region
--------------------------------------------------------------------------------
07/01/94  Letter to Roger W. Briggs re Ground          Edward B. Mondragon
          Water Investigation
--------------------------------------------------------------------------------

                                   10.18-D-1

================================================================================
                                   EXHIBIT D
                               100 AVIATION WAY
                       ENVIRONMENTAL REMEDIATION REPORTS
                              AS OF JUNE 1, 1995

--------------------------------------------------------------------------------
  Date                      Subject                              From
--------------------------------------------------------------------------------
11/16/92  Letter to City of Watsonville, 100           Jim Norwood, Fire
          Aviation Way, Notice of Annual               Department
          Underground Tank Test
--------------------------------------------------------------------------------
10/15/92  Letter to Jim Norwood re Monitoring          California Regional Water
          well MW11                                    Quality Control Board
                                                       Central Coast Region
--------------------------------------------------------------------------------
10/07/92  Letter to Harvey Packard                     Jim Norwood, Fire
                                                       Department
--------------------------------------------------------------------------------
10/06/92  Monitoring well samples from well            Weber & Assoc.
          MW11
--------------------------------------------------------------------------------
08/20/92  Letter to Jim Norwood re                     California Regional Water
          Underground tank program; ground             Quality Control Board
          water monitoring                             Central Coast Region
--------------------------------------------------------------------------------
04/03/92  Memo to Kim Wirht re monitoring              David Williams
          airport fuel tanks.
--------------------------------------------------------------------------------
12/31/91  Permit granting operation of two             Fire Department
          12,000-gallon underground tanks
--------------------------------------------------------------------------------
12/09/91  Memo to Jim Norwood re                       Sharon Reed
          containment tank
--------------------------------------------------------------------------------
07/07/91  Letter to Watsonville Airport re             Jim Norwood, Fire
          underground tank records                     Department
--------------------------------------------------------------------------------
04/27/91  Letter to Jim Norwood re                     The Don Chapin Co.
          contaminated soil removal
--------------------------------------------------------------------------------
04/22/91  Invoices and purchase orders from            Various agents
          6/30/88 to 4/22/91
--------------------------------------------------------------------------------
04/08/91  Memo to Chuck Comstock re                    Dave Williams
          pesticide cleanup
--------------------------------------------------------------------------------
04/02/91  Uniform Hazardous Waste Manifest
--------------------------------------------------------------------------------
03/27/91  Letter to Jim Norwood re                     The Don Chapin Co.
          Contaminated Soil Removal
--------------------------------------------------------------------------------

                                   10.18-D-2

================================================================================
                                   EXHIBIT D
                               100 AVIATION WAY
                       ENVIRONMENTAL REMEDIATION REPORTS
                              AS OF JUNE 1, 1995

--------------------------------------------------------------------------------
  Date                      Subject                              From
--------------------------------------------------------------------------------
03/20/91  Letter to Jim Norwood re Pesticide           California Regional Water
          Remediation and Soil Sampling Report         Quality Control Board
--------------------------------------------------------------------------------
02/25/91  Report of Laboratory Analysis                Pace Inc.
--------------------------------------------------------------------------------
02/15/91  Letter to Jim Norwood re Pesticide           California Regional Water
          Cleanup                                      Quality Control Board
                                                       Central Coast Region
--------------------------------------------------------------------------------
02/05/91  Letter and agreement to Joe Hayes            Chemical Waste
                                                       Management, Inc.
--------------------------------------------------------------------------------
01/01/91  Pesticide remediation and soil               G.E. Weber & Assoc.
          sampling report for Watsonville
          Municipal Airport
--------------------------------------------------------------------------------
12/27/90  Chemical Waste Management Reports            Chemical Waste
                                                       Management
--------------------------------------------------------------------------------
12/21/90  Generator's Certification of                 Chemical Waste
          Representative Sample                        Management, Inc.
--------------------------------------------------------------------------------
12/05/90  Letter to Vern Jones, California             Jim Norwood
          Regional Water, re pesticide cleanup
--------------------------------------------------------------------------------
11/28/90  Memo to Chuck Comstock re                    Dave Williams
          Pesticide Contamination
--------------------------------------------------------------------------------
11/20/90  Letter to Dave Williams re                   The Don Chapin Co.
          contaminated soil removal
--------------------------------------------------------------------------------
10/01/90  Fee Schedule                                 Kettleman Hills Disposal
                                                       Facility
--------------------------------------------------------------------------------
09/04/90  Letter to Dave Williams re Pesticide         California Regional Water
          Contamination                                Quality Control Board
                                                       Central Coast Region
--------------------------------------------------------------------------------
08/13/90  Memo to Don French re ground water           Robert Ketley
          contamination
--------------------------------------------------------------------------------

                                   10.18-D-3

================================================================================
                                   EXHIBIT D
                                100 AVIATION WAY
                       ENVIRONMENTAL REMEDIATION REPORTS
                               AS OF JUNE 1, 1995
--------------------------------------------------------------------------------
  Date                      Subject                              From
--------------------------------------------------------------------------------
08/10/90  Letter to California Regional Water         The Southland Corp.
          Quality Control Board re Sampling
          report
--------------------------------------------------------------------------------
07/13/90  Letter to Vern Jones, California,           Dave Williams
          Regional Water Quality Control Board
          re Investigation Report
--------------------------------------------------------------------------------
07/12/90  Letter to D. Williams re Phase II soil      Weber and Associates
          sampling for pesticide
--------------------------------------------------------------------------------
07/03/90  Letters to D. Williams re Investigative     California Regional Water
          Report (04/20/90)                           Quality Control Board
                                                      Central Coast Region
--------------------------------------------------------------------------------
02/15/90  Inspection Notice
--------------------------------------------------------------------------------
01/01/90  Underground tank inspection from            Fire Department
          September 1986 to January 1990
--------------------------------------------------------------------------------
12/12/89  Letter to Chuck Comstock re soil            Weber and Associates
          sampling for pesticides
--------------------------------------------------------------------------------
12/01/89  Certified Analytical Results Chain of       ToxScan Inc.
          Custody Forms from 11/10/89 to
          12/01/89
--------------------------------------------------------------------------------
09/15/89  Letter to David Williams re soil            California Regional Water
          contaminate with pesticide residues         Quality Control Board
                                                      Central Coast Region
--------------------------------------------------------------------------------
09/15/89  Letter D. Williams re Soil                  California Regional Water
          contaminated with pesticide residues        Quality Control Board
                                                      Central Coast Region
--------------------------------------------------------------------------------
07/31/88  Field Report
================================================================================

                                   10.18-D-4

================================================================================
                                   EXHIBIT E
                               120 AVIATION WAY
                       ENVIRONMENTAL REMEDIATION REPORTS
                              AS OF JUNE 1, 1995
--------------------------------------------------------------------------------
  Date                     Subject                              From
--------------------------------------------------------------------------------
05/17/95  Letter Proposed Remedial Strategy,          Acton, Mickelson
          Monitoring Well Destruction &               Environmental, Inc.
          Ground Water Monitoring
--------------------------------------------------------------------------------
04/21/95  Quarterly Monitoring Report First           Acton, Mickelson,
          Quarter                                     __________ Dam, Inc.
--------------------------------------------------------------------------------
04/13/95  Letter to Exxon Co. re Subsurface           California Regional Water
          Investigation                               Quality Control Board-
                                                      Central Coast Region
--------------------------------------------------------------------------------
05/18/94  Letter to Kevin Badgett, Exxon Co.,         California Regional Water
          FAS #7-7159; Ground Water                   Quality Control Board
          Remediation                                 Central Coast Region
--------------------------------------------------------------------------------
04/20/94  Letter to Kevin Badgett, Exxon Co.,         California Regional Water
          United Flight Service Ground Water          Quality Control Board
          Monitoring                                  Central Coast Region
--------------------------------------------------------------------------------
02/08/94  Letter to Kevin Badgett, Exxon Co.          California Regional Water
          FAS #7-5046; failure to submit              Quality Control Board
                                                      Central Coast Region
--------------------------------------------------------------------------------
06/11/93  Letters of 6/11/93, 3/8/93, 2/3/93, to      California Regional Water
          Marla Guensler, Exxon Co., Exxon 7-         Quality Control Board
          5046; Ground Water Contamination            Central Coast Region
--------------------------------------------------------------------------------
12/04/92  Letter to McDougall, Santa Cruz             California Regional Water
          Consolidated Emergency                      Quality Control Board
          Communication Center                        Central Coast Region
--------------------------------------------------------------------------------
10/15/92  Letter to Jim Norwood Monitoring            California Regional Water
          Well MW-11                                  Quality Control Board
                                                      Central Coast Region
--------------------------------------------------------------------------------
09/10/92  Letter to Delta Environmental               Pace Inc.
          Consultants re laboratory analyses for
          samples received 9/4/92 Exxon 7-5046
--------------------------------------------------------------------------------

================================================================================
                                   EXHIBIT E
                               120 AVIATION WAY
                       ENVIRONMENTAL REMEDIATION REPORTS
                              AS OF JUNE 1, 1995
--------------------------------------------------------------------------------
  Date                     Subject                              From
--------------------------------------------------------------------------------
09/03/92  Letter to Marla D. Guensler, Exxon          California Regional Water
          Co., Exxon FA #7-5046; Ground               Quality Control Board
          Water Monitoring                            Central Coast Region
--------------------------------------------------------------------------------
07/13/92  Letter to CRWQCB-CCR re Work                Exxon Co.
          Plan for Well Construction
--------------------------------------------------------------------------------
06/02/92  Letter to CRWQCB-CCR re Quarterly           Exxon Co.
          Monitoring Report, First Quarter of
          1992
--------------------------------------------------------------------------------
04/20/92  Letter to Marla Guensler, Exxon Co.,        California Regional Water
          Request to install additional               Quality Control Board
          monitoring well                             Central Coast Region
--------------------------------------------------------------------------------
10/10/91  Letter to CRWQCB-CCR re 1991                Exxon Co.
          Quarterly Monitoring
--------------------------------------------------------------------------------
03/15/91  Letter to John Goni, CRWQCB-CCR             Delta Environmental
          re Quarterly Monitoring Report, First       Consultants, Inc.
          Quarter of 1991
--------------------------------------------------------------------------------
03/15/91  Letter to Whom It May Concern re            Jim Norwood
          underground tank
--------------------------------------------------------------------------------
03/07/91  Letter to Hugh J. Miles re result of        Jim Norwood
          the composite samples
--------------------------------------------------------------------------------
02/27/91  Letter to Jim Norwood re Disposal of        Delta Environmental
          Excavated Soil                              Consultants, Inc.
--------------------------------------------------------------------------------
10/29/90  Letter to CRWQCB-CCR re quarterly           Exxon Co.
          report of ground water analyses
--------------------------------------------------------------------------------
09/19/90  Letter to Exxon Co. re Waste                California Regional Water
          Discharge Requirements                      Quality Control Board
                                                      Central Coast Region
--------------------------------------------------------------------------------
09/14/90  Memo re Waste Discharge                     CRWQCB-CCR
          Requirements for Exxon Co.
--------------------------------------------------------------------------------

================================================================================
                                   EXHIBIT E
                               120 AVIATION WAY
                       ENVIRONMENTAL REMEDIATION REPORTS
                              AS OF JUNE 1, 1995

--------------------------------------------------------------------------------
     Date                    Subject                              From
--------------------------------------------------------------------------------
08/01/90       Letter to Jim Norwood re monitoring        Exxon
               report for United Flight Services
--------------------------------------------------------------------------------
06/01/90       Letter to Jim Norwood re hazardous         Exxon Co.
               material management plan
--------------------------------------------------------------------------------
06/01/90       Letter to Calif. Regional Water            Exxon Co.
               Quality Control Board-Central Coast
               Region (CRWQCB-CCR) re
               remediation project
--------------------------------------------------------------------------------
05/08/90       Underground Tank Inspection                Airport
--------------------------------------------------------------------------------
05/03/90       Underground Hazardous Material             Fire Department
               Storage Facility Report
--------------------------------------------------------------------------------
02/05/90       United Flight Services (Former Exxon       California Regional
               5046)                                      Water
                                                          Quality Control Board
                                                          Central Coast Region
--------------------------------------------------------------------------------
01/23/90       Correspondence from and to Jaffe
               Trutanich, Scatena, & Blum and from
               and to Jim Norwood re United Flight
               Services
--------------------------------------------------------------------------------
12/12/89       Memo to City Attorney re                   D. Williams
               Underground Storage Hazardous
               Materials
--------------------------------------------------------------------------------
12/06/89       Letter to United Flight re Inspection      Fire Department
               Notice
--------------------------------------------------------------------------------
10/17/89       Correspondence between Exxon Co.
               and CRWQCB-CCR re environmental
               investigation from 06/15/89 to
               10/17/89
--------------------------------------------------------------------------------
03/28/88       Letter to James Kerr, Exxon Co.            Fire Department
--------------------------------------------------------------------------------
03/14/88       Letter to CRWQCB-CCR re letter to          Bronson, Bronson, &
               James Kerr                                 McKinnon
--------------------------------------------------------------------------------

================================================================================
                                   EXHIBIT E
                               120 AVIATION WAY
                       ENVIRONMENTAL REMEDIATION REPORTS
                              AS OF JUNE 1, 1995

--------------------------------------------------------------------------------
     Date                    Subject                              From
--------------------------------------------------------------------------------
12/07/87       Underground Tank Inspection                Fire Department
--------------------------------------------------------------------------------
12/07/87       Underground tank inspection reports        Fire Department
--------------------------------------------------------------------------------
11/17/87       Correspondence between E. A.
               Engineering, Science and Technology,
               Inc. and CRWQCB-CCR re Exxon
--------------------------------------------------------------------------------
10/30/87       Hazardous materials waste treatment
               and/or disposal method on site or off
               site from
--------------------------------------------------------------------------------
09/04/87       Letter to E. A. Engineering re Well        City Watsonville
               #18 Log & Well Production profile
--------------------------------------------------------------------------------
08/14/87       Underground Tank Inspection for            Fire Department
               February, April, May, July & August
               1987
--------------------------------------------------------------------------------
07/22/87       Letter to United Flight Services re        Fire Dept.
               Assembly bill 2185 & 2187
--------------------------------------------------------------------------------
06/03/87       Letter to CRWQCB-CCR re United             Bronson, Bronson &
               Services Property                          McKinnon
--------------------------------------------------------------------------------
06/01/87       Letter to E. A. Engineering re Well        City of Watsonville
               logs
--------------------------------------------------------------------------------
06/01/87       Letter to Building Dept. Closure Plan      Paradiso _________ Co.
--------------------------------------------------------------------------------
04/14/87       Correspondence between United
               Flight Services and CRWQCB-CCR
               from 3/4/87 to 4/14/87
--------------------------------------------------------------------------------
02/09/87       Letter to United Flight Services re test   Jim Norwood
               results of soil samples
--------------------------------------------------------------------------------
02/03/87       Letter to Fire Dept. re soil sampling      Terratech
               results report for United Flight
--------------------------------------------------------------------------------
12/23/86       Letter to Terratech re soil samples        ToxScan Inc.
               received 12/10/86
--------------------------------------------------------------------------------

================================================================================
                                   EXHIBIT E
                               120 AVIATION WAY
                       ENVIRONMENTAL REMEDIATION REPORTS
                              AS OF JUNE 1, 1995

--------------------------------------------------------------------------------
     Date                    Subject                              From
--------------------------------------------------------------------------------
11/05/86       Correspondence between United
               Flight Services and Watsonville Fire
               Department from 08/21/86 to 11/5/86
--------------------------------------------------------------------------------
06/27/86       Underground Tank Inspection Reports        Fire Dept.
--------------------------------------------------------------------------------
04/13/86       Agreement between United Flight and
               City of Watsonville re Hazardous
               Material
--------------------------------------------------------------------------------
02/25/86       Applications to use, install, conduct,     United Flight
               process or carry on operation
               involving or creating conditions
               deemed hazardous to life or property
               from 2/25/86 to 4/13/86
--------------------------------------------------------------------------------
06/29/84       Hazardous Substance Storage                Calfornia Resources Co
               Statement
--------------------------------------------------------------------------------
06/29/84       Application for permit to operate          United Flight
               underground storage tank
--------------------------------------------------------------------------------
04/11/77       Letter to United Flight Services re        D. Williams
               fueling of aircrafts
--------------------------------------------------------------------------------
05/03/68       Aircraft Fueling Instructions
--------------------------------------------------------------------------------
01/19/67       Fire Department Permit
--------------------------------------------------------------------------------
09/26/66       Letter to Humble Oil & Refinery Co.        Fire Department
               re Aviation Fuel facilities
--------------------------------------------------------------------------------
03/08/65       Memo to Building Official re Aviation      Fire Chief
               fuel facilities
================================================================================